SECOND AMENDMENT TO THE

      COMTEX SCIENTIFIC CORPORATION 1995 STOCK OPTION PLAN


     SECOND AMENDMENT, effective as of December 2, 1999, to the COMTEX Scientific Corporation 1995 Stock Option Plan (the
"Plan"), by COMTEX News Network, Inc.(the "Company").

     The Company maintains the Plan.  On December 2, 1999, the
Board of Directors of the Company approved a resolution to change the name of the Plan to the COMTEX News Network, Inc. 1995 Stock
Option Plan.

     NOW, THEREFORE, the Plan is amended as follows:

     I. The name of the Plan is changed to COMTEX News Network, Inc. 1995 Stock Option Plan.

     II. In all other respects, the Plan is hereby ratified and confirmed.

                   *    *   *   *   *   *   *

     To record the adoption of the Amendment as set forth above, the Company has caused this document to be signed on this 7th day of February, 2000.






                         COMTEX News Network, Inc.

                         By: /S/ S. AMBER GORDON
                              S. Amber Gordon
                              Corporate Secretary

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